UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 19, 2009
GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)
GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA (Address of principal executive offices)	30346 (Zip Code)
001-33908
001-33909
(Commission File Number)
(404) 239-7942
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01	Entry into Material Definitive Agreements.
(1)	On May 15, 2009, GreenHaven Commodity Services, LLC (the Managing Owner (the “Managing Owner”) of GreenHaven Continuous Commodity Index Fund (“GreenHaven”) and GreenHaven Continuous Commodity Index Master Fund) entered into an amendment to its Agreement for Marketing Services with ALPS Distributors, Inc. (“ALPS”)

The foregoing description is qualified in its entirety by the complete amendment, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

(2)	Additionally, on May 15, 2009, GreenHaven and the Managing Owner entered into an amendment to their Distribution Agreement with ALPS.

The foregoing description is qualified in its entirety by the complete amendment, attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     10.1 — Amendment No. 2 to Agreement for Marketing Services, dated May 15, 2009
     10.2 — Amendment No. 1 to Distribution Agreement, dated May 15, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND By Greenhaven Commodity Services, LLC, the Managing Owner
By:	/s/ Ashmead F. Pringle, III
	Name:	Ashmead F. Pringle, III
	Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND By Greenhaven Commodity Services, LLC, the Managing Owner
By:	/s/ Ashmead F. Pringle, III
	Name:	Ashmead F. Pringle, III
	Title:	Chief Executive Officer

Date: May 19, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1*	Amendment No. 2 to Agreement for Marketing Services, dated May 15, 2009

10.2*	Amendment No. 1 to Distribution Agreement, dated May 15, 2009

*	Filed herewith.